COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

SEPARATE ACOUNT VA-K

Supplement dated October 10, 2013 to the Prospectus (the “Prospectus”) and Statement of Additional Information dated May 1, 2013 for ExecAnnuity Plus and Commonwealth Annuity Advantage Policies

This Supplement contains important information you should know about your Policy’s Prospectus and Statement of Additional Information.

The following information amends the Prospectus for your Policy.  The first paragraph under “Distribution” is amended to read in its entirety as follows:

The Policies are distributed through the principal underwriter for the Separate Account:  Epoch Securities, Inc. (“Distributor”).  Mailing Address: 132 Turnpike Road, Suite 210, Southborough, MA 01772.   The Distributor is an indirect wholly-owned subsidiary of the Global Atlantic Financial Group.  We reimburse the Distributor for sales of the Policies by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including: advertising expenses and other expenses of distributing the Policies. Distributor’s management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

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The following information amends the Statement of Additional Information for your Policy.  The first paragraph under “Underwriters” is amended to read in its entirety as follows:

Effective May 1, 2008, Epoch Securities, Inc., a Delaware company located at 132 Turnpike Road, Southborough, MA 01772 (“Epoch” or “Underwriter”), became principal underwriter for the Policies. Epoch is a corporation organized and existing under the laws of the state of Delaware, and is a wholly-owned subsidiary of the Global Atlantic Financial Group.  Epoch is a registered broker-dealer with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”). The Company has effectively ceased issuing new policies except in connection with certain pre-existing contractual plans and programs. The Company has effectively ceased issuing new Policies except in connection with certain pre-existing contractual plans and programs.

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The following information amends the Prospectus for your Policy.  The paragraph under “Federal Defense of Marriage Act” is amended by the following:

On June 26, 2013, the portion of the Federal Defense of Marriage Act that precluded same-sex marriages from being recognized for purposes of federal law was ruled unconstitutional by the U.S. Supreme Court. However, there are still unanswered questions regarding the scope and impact of the U.S. Supreme Court’s decision. Because marital status is determined under state law, the favorable tax treatment afforded to an opposite-sex spouse may not currently be available to a same-sex spouse in all states. If you are married to a same-sex spouse, you should consult with your tax adviser for more information on this subject.

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If you should have any questions, please call 1-800-533-7881 for assistance.  This Supplement should be retained with your Policy’s Prospectus for future reference.

ExecAnnuity Plus

Commonwealth Annuity Advantage